EXHIBIT 32.2


              CERTIFICATION OF JAMES MCCUBBIN PURSUANT TO 18 U.S.C.
             SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, James McCubbin, Chief Finanical Officer of Tech-Net Communications, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1) The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2003 (the "Report"), ( fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
           (15 U.S.C. 78m or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  August 12, 2003                By:  /s/  James McCubbine
                                             -----------------------------------
                                             James McCubbin
                                             Vice President, Principal Financial
                                             and Accounting Officer